Execution Version
FIRST AMENDMENT TO UNSECURED PROMISSORY NOTE
THIS FIRST AMENDMENT TO UNSECURED PROMISSORY NOTE (this “Agreement”), dated as of November 30, 2024, is entered into between P3 HEALTH GROUP, LLC, a Delaware limited liability company (“Company”) and VBC Growth SPV 2, LLC, a Delaware limited liability company (“Holder”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Note (as defined below).

RECITALS

WHEREAS, the Company and the Holder has entered into that certain Unsecured Promissory Note, dated as of March 22, 2024 (as amended, restated, supplemented or modified from time to time, the “Note”);

WHEREAS, the Company has requested that the Holder amend the Note to provide for certain modifications of the terms thereof; and

WHEREAS, the Holder are willing to amend the Note subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments to Note.

(a)Section 11 of the Note is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Florida Business” means the “Purchased Assets” as defined in the Florida Business Acquisition Agreement as in effect on the First Amendment Effective Date.

“Florida Business Acquisition Agreement” means that certain Asset Purchase Agreement, dated as of the First Amendment Effective Date, by and among the P3 Health Partners-Florida, LLC, a Delaware limited liability company (the “Seller”), P3 Health Group LLC, a Delaware limited liability company, P3 Health Partners, Inc., a Nevada corporation, Florida Elite Management, LLC, a Delaware limited liability company, and Hernando Pasco Primary Care, LLC, a Florida limited liability company.

“First Amendment Effective Date” means November 30, 2024.

“Permitted Florida Disposition” means the consummation of the sale, lease, license, transfer, or other disposition of the Florida Business to Florida Elite Management, LLC and Hernando Pasco Primary Care, LLC, as of the First Amendment Effective Date (whether in one transaction or series of transactions) occurring on the terms and conditions set forth in the Florida Business Acquisition Agreement as in effect on the First Amendment Effective Date; provided, that, (a) the aggregate net book value of all of the Property sold, leased, licensed, transferred or otherwise disposed of by the Seller in such sale, lease, license, transfer, or other disposition, shall not exceed fifteen million Dollars ($15,000,000) in the aggregate (subject to any post-closing net working

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capital adjustment made in accordance with the Florida Business Acquisition Agreement as in effect on the First Amendment Effective Date), (b) one hundred percent (100.00%) of the consideration paid to the Seller in connection with such sale, lease, license, transfer, or other disposition shall be cash proceeds paid contemporaneously with, or in advance of, the consummation of such transaction (subject to any post-closing net working capital adjustment made in accordance with the Florida Business Acquisition Agreement as in effect on the First Amendment Effective Date) and (c) Borrower shall have delivered a certificate, dated as of the First Amendment Effective Date and signed by a Responsible Officer of Borrower, in form and substance reasonably satisfactory to the Holder, (i) certifying (A) the consummation of such sale, lease, license, transfer, or other disposition by the Seller as of the First Amendment Effective Date and (B) satisfaction of the conditions set forth in clauses (a) and (b) above and (ii) attaching the true, correct and complete executed copies of the material definitive documentation governing such the sale, lease, license, transfer, or other disposition.

(b)Section 4(d)(i) of the Note is hereby amended and restated in its entirety to:

Asset Sales. In the event of any contemplated Asset Sale or Involuntary Disposition, as applicable, or series of related Asset Sales (other than the Permitted Florida Disposition) or Involuntary Dispositions, as applicable, yielding Asset Sale Net Proceeds in excess of three million Dollars ($3,000,000) in the aggregate for all Asset Sales and Involuntary Dispositions (and series thereof) during the term of this Note, the Company shall provide at least three (3) Business Days’ prior written notice of such Asset Sale, Involuntary Disposition or series thereof, as applicable, to the Holder and shall, not later than the date that is three (3) Business Days after the date of such Asset Sale, Involuntary Disposition or series thereof, as applicable, in each case to the extent permitted pursuant to the Subordination Agreement: (x) if the assets subject to such Asset Sale, Involuntary Disposition or series thereof represent substantially all of the assets or revenues of the Company and its subsidiaries, on a consolidated basis, or represent any specific line of business which either on its own or together with other lines of business sold or otherwise disposed of over the term of this Note account for revenue generated by such lines of business exceeding fifteen percent (15%) of the revenue of the Company and its subsidiaries, on a consolidated basis, in the immediately preceding year, prepay the aggregate Obligations outstanding on the date of such Asset Sale, Involuntary Disposition or series thereof, and (y) in the case of all other Asset Sales, Involuntary Dispositions and series thereof not described in the foregoing clause (x), prepay the Loans in an amount equal to the entire amount of the Asset Sale Net Proceeds of such Asset Sale, Involuntary Disposition or series thereof, plus any accrued but unpaid interest and any fees (including the Back-End Facility Fee, if applicable) then due and owing with respect to the principal amount of the Loans being prepaid, credited in accordance with Section 4(b) above.

(c)Section 6(f) of the Note is hereby amended and restated in its entirety to:

The Company shall not, and shall not permit any of its subsidiaries to, create, incur, assume or permit to exist any Indebtedness (as defined in the Senior Loan Agreement (as in effect on the date hereof)), in any form, whether directly or indirectly, except (i) the Obligations, (ii) the obligations under the Senior Loan Agreement, (iii) the Intermountain Obligations, (iv) Indebtedness that is subordinate to the Obligations pursuant to the terms of a binding agreement between the lender thereof and the Holder, (v) Indebtedness

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outstanding on the date of this Note (and any refinancing thereof in a manner that does not increase the principal amount thereof) and (v) any other Indebtedness permitted by Section 9.01 of the Senior Loan Agreement (as in effect on the First Amendment Effective Date), excluding Sections 9.01(n), (o) and (s) of the Senior Loan Agreement (as in effect on the date hereof) unless such Indebtedness is expressly subordinated to the Obligations on terms reasonably satisfactory to the Holder.

2.Conditions Precedent. This Agreement shall be effective upon receipt by the Holder of counterparts of this Agreement duly executed by the Company and the Holder.
3.Expenses. The Company agree to reimburse the Holder for all reasonable fees, charges and disbursements of the Holder in connection with the preparation, execution and delivery of this Agreement, including the reasonable fees, charges and disbursements of Sheppard, Mullin, Richter & Hampton, LLP.
4.Miscellaneous.
(a)    This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

(b)    If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(c)    THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
COMPANY:    P3 HEALTH GROUP, LLC
    By: ____________________________________
    Name: Atul Kavthekar
    Title: Chief Financial Officer

P3 HEALTH GROUP HOLDINGS, LLC
FIRST AMENDMENT

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HOLDER:     VBC GROWTH SPV 2, LLC
        By: Chicago Pacific Founders GP III, L.P., its Manager
        By: Chicago Pacific Founders UGP III, LLC, its General Partner

By:
Name:    Mary Tolan
    Title:    Manager

P3 HEALTH GROUP HOLDINGS, LLC
FIRST AMENDMENT

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